UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2019

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37751	27-2170749
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Cummings Center, Suite 6550 Beverly, Massachusetts	01915
(Address of registrant’s principal executive office)	(Zip code)
(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 8.01	Other Events.

As previously disclosed, in October 2018, the Staff of the Securities and Exchange Commission (“SEC”) requested that American Renal Associates Holdings, Inc. (the “Company”) voluntarily provide documents and information relating to certain revenue recognition, collections and related matters. Following receipt of the SEC request, the Company responded by producing documents and information to the Staff. On March 27, 2019, the Company filed a Current Report on Form 8-K (the “March 27 Form 8-K”) that described, among other things, certain preliminary findings arising from the review being conducted by the Audit Committee of the Board of Directors (the “Board”) of the Company, which commenced following receipt of the SEC request. On March 28, 2019, the Company received a subpoena from the Staff of the SEC, which reiterates the SEC’s prior request and requires the production of additional documents and information relating to the matters disclosed in the March 27 Form 8-K and related matters. The Company intends to continue to cooperate fully with this investigation.
In addition, on March 28, 2019, a putative shareholder class action complaint was filed against the Company and certain of its current and former executive officers alleging violations of Sections 10(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder related to the matters disclosed in the March 27 Form 8-K and certain prior filings. The Company, its Board and its current and former executive officers could become subject to additional litigation relating to these matters.
No assurance can be given as to the timing or outcome of these matters, nor can any assurance be given as to whether this matter will affect the Company’s other relationships, or the Company’s business generally. In addition, the Company may in the future be subject to additional inquiries, litigation, including class action litigation, or other proceedings or actions, regulatory or otherwise, arising in connection to the matters described above. An unfavorable outcome of any such inquiry, litigation, proceeding or action could have a material adverse effect on the Company’s business, financial condition and results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated: March 29, 2019	By:	/s/ Michael R. Costa
	Name:	Michael R. Costa
	Title:	Vice President, General Counsel and Secretary

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